Exhibit 10.66

SALE - PURCHASE CONTRACT FOR
SHARES

Made between:

1.
ROOTLAND TRADING LTD. - a limited liability company organized and existing under the laws of Cyprus, having  its registered office in Cyprus, Nicosia, 3 Themistocle Dervis, CY – 1066, registration number from the Trade Register 82512,  legally represented by Mr. Mark Webster, in his capacity of Seller,

and

2.
CME ROMANIA BV, headquarters in the Netherlands, 89 Birkstraat, Soest, 3768 HD, registered with the Trade Register under no 33289326, duly represented by its Directors Mr. Alphons van Spaendonck and Pan Invest BV, in its capacity of Buyer,

The parties have signed this sale-purchase contract for nominative shares at “PRO TV” SAcompany, legal Romanian person with social headquarters in Bucharest, 109 Pache Protopopescu Blvd, district 2, registered with the Trade Register under no J40/24578/1992, CUI 2835636, having a subscribed and paid capital of lei 350,000.
The sale-purchase was unanimously approved by the company’s shareholders through the GMS Resolution dated 1 June 2007, which took place at the Company’s headquarters

The parties agree on the following:

I.           ROOTLAND TRADING LTD sells a number of 1.732 nominative shares, having a nominal value of 10 lei / each, numbered from 988 to 1048 inclusive, and from 33,276 to 34,946 inclusive, having a total value of lei 17,320, out of  which 6 lei, subscribed and paid in lei and 17,314 lei equivalent of 15,019.18 US$ subscribed and paid in US$, as following:

-	174 lei, contribution in kind, equivalent of 8,700 US$ (at the exchange rate f 1 US$ = 0.02 lei), subscribed and paid in US$; and
-
17,146 lei contribution in cash, out of which 430 lei, equivalent of 130.30 US$ (at the exchange rate of 1 US$ = 3.3 lei); 16,710 lei, equivalent of 6,188.88 US$ (at the exchange rate of 1 US$ = 2.7 lei) and 6 lei subscribed and paid in lei, representing 4.9485 % of the social capital, to the buying shareholder CME ROMANIA BV.

II.           CME ROMANIA BV buys a number of 1.732 nominative shares, having a nominal value of 10 lei / each, numbered from 988 to 1048 inclusive and from 33,276 to 34,946 inclusive, having a total value of lei 17,320, out of  which 6 lei, subscribed and paid in lei and 17,314 lei equivalent of 15,019.18 US$ subscribed and paid in US$, as following:

-	174 lei, contribution in kind, equivalent of 8,700 US$ (at the exchange rate f 1 US$ = 0.02 lei), subscribed and paid in US$; and

-
17,146 lei contribution in cash, out of which 430 lei, equivalent of 130.30 US$ (at the exchange rate of 1 US$ = 3.3 lei); 16,710 lei, equivalent of 6,188.88 US$ (at the exchange rate of 1 US$ = 2.7 lei) and 6 lei subscribed and paid in lei,

-
representing 4.9485 % of the social capital, from the selling shareholder ROOTLAND TRADING LTD.

III.           The price of the shares is of USD 48,360,000 and will be paid by CME Romania BV, before this sale-purchase is registered and all the changes are made to the Trade Register.

IV.           The property of the sold shares is transmitted from the seller to the buyer when the entire price is paid according to paragraph III, based on the payment made by the seller to the buyer.

V. GUARANTEES

5.1 THE SELLER, through its legal representative, guarantees that:

5.1.1 It has the legal right to sell the shares that are object of this sale-purchase contract, a right that also involves the transfer of the rights and obligations arising from these shares;
5.1.2 It has the capacity to sign this sale-purchase contract;
5.1.3 It is not subjected to any legal decisions that could impede it from signing this contract or that could impede it from fulfilling the obligations arising from this contract;
5.1.4 It has obtained all legal approvals for the sale of these shares;
5.1.5 It will exercise this contract with good faith and will fulfill all the obligations arising from it.

5.2 THE BUYER, through its legal representative, guarantees that:

5.2.1 It has the capacity to sign this sale-purchase contract;
5.2.2 It is not subjected to any legal decisions that could impede it from signing this contract or that could impede it from fulfilling the obligations arising from this contract;
5.2.3 It has obtained all legal approvals for the purchase of these shares and for the payment of the price;
5.2.4 It will exercise this contract with good faith and will fulfill all the obligations arising from it.

This sale-purchase contract was drawn up and signed in 4 original copies, on 1 June 2007.

SELLER	BUYER
ROOTLAND TRADING LTD	CME ROMANIA BV
Through Alphons van Spaendonck

/s/ Mark Webster	/s/ Alphons van Spaendonck

/s/ Henk van Wijlen
and Pan Invest BV